UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): April 13, 2000

                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
              (Exact Name of registrant specified in its charter)
              (Originator of the Chase Credit Card Master Trust)




United States               333-74303                   22-2382028

(State or other             (Commission file            (I.R.S. employer
Jurisdiction of             Number)                     Identification No.)
Incorporation)

                              802 Delaware Avenue
                          Wilmington, Delaware  19801
                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (302) 575-5000

Item 5.   Other Events

           On April 13, 2000, Chase Manhattan Bank USA, National Association ("Chase USA") formed Chase Credit Card Owner Trust 2000-2 (the "Issuer") pursuant to a Trust Agreement, dated as of April 13, 2000, between Chase USA, as Depositor (the "Depositor") and Wilmington Trust Company, as Owner Trustee (the "Owner Trustee").

          On April 13, 2000, The Bank of New York, as Indenture Trustee for the Issuer(the "Indenture Trustee"), executed and delivered to Simpson Thacher & Bartlett, as counsel for the Issuer, a statement on Form T-1 as to its eligibility pursuant to the requirements of the Trust Indenture Act of 1939 (the "TIA") to hold the position of indenture trustee under the indenture dated as of April 13, 2000 (the "Indenture"), between the Issuer and the Indenture Trustee.




Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits

          Exhibits

          25.2 Statement of the Indenture Trustee on Form T-1 as to its eligibility pursuant to the requirements of the TIA to hold the position of Indenture Trustee under the Indenture.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CHASE MANHATTAN BANK USA,
                                           NATIONAL ASSOCIATION



                                           By:   /s/ Patricia Garvey
                                               _______________________________
                                           Name:   Patricia Garvey
                                           Title:  Vice President



Date: April 13, 2000

                               INDEX TO EXHIBITS



Exhibit        Exhibit                                      Sequentially
Number                                                      Numbered Pages

25.2           Statement of the Indenture Trustee on
               Form T-1 as to its eligibility pursuant
               to the requirements of the TIA to hold
               the position of Indenture Trustee under
               the Indenture.